EXHIBIT 10.02

ACKNOWLEDGEMENT OF
INTELLECTUAL PROPERTY COLLATERAL LIEN

        This Acknowledgement of Intellectual Property Collateral Lien is dated as of _________, 2006, by DERMA SCIENCES, INC. and SUNSHINE PRODUCTS, INC. (each a “Grantor” and, collectively, the “Grantors”), in favor of CAPITALSOURCE FINANCE LLC (the “Lender”).

W I T N E S S E T H:

        WHEREAS, pursuant to that certain Revolving Credit and Security Agreement, dated as of January 31, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantors and the Lender, the Lender has agreed to provide revolving loans to the Grantors upon the terms and subject to the conditions set forth therein; and

        WHEREAS, the Grantors granted to Lender certain liens on the Collateral to secure their Obligations under the Security Agreement; and

        WHEREAS, pursuant to the terms of the Security Agreement the Grantors are required to execute and deliver this Acknowledgment in favor of the Lender;

        NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Security Agreement and to make loans to the Grantors thereunder, each Grantor hereby agrees with the Lender as follows:

        Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

        Section 2. Reaffirmation of Grant of Security Interest in Intellectual Property Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby reaffirms its grant of a first priority security interest in the Collateral, and further collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender, and grants to the Lender, a lien on and security interest in all of its right, title and interest in, to and under the following Collateral of such Grantor (herein referred to as “Intellectual Property Collateral”):

         (a)   all of its owned Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule I hereto;

        all reissues, continuations or extensions of the foregoing;

        all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

        all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License;

        (b)    all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule II hereto;

        all reissues, continuations or extensions of the foregoing; and

        all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License; and

        (c)    all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule III hereto;

        all reissues, continuations or extensions of the foregoing; and

        all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

        Section 3. Acknowledgement. The security interests reaffirmed herein are granted in conjunction with the security interest granted to the Lender pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Lender with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

        IN WITNESS WHEREOF, each Grantor has caused this Acknowledgment of Intellectual Property Collateral Lien to be executed and delivered by its duly authorized offer as of the date first set forth above.

COMPANY:
DERMA SCIENCES, INC.
By:
Edward J. Quilty President and Chief Executive Officer
SUNSHINE PRODUCTS, INC.
By:
Edward J. Quilty President and Chief Executive Officer

Accepted and Agreed:

CAPITALSOURCE FINANCE LLC, as Lender

By:
Name: Title:

ACKNOWLEDGEMENT OF GRANTORS

STATE OF	)
	)	ss.
COUNTY OF	)

        On this ___ day of April, 2006 before me personally appeared Edward J. Quilty, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of DERMA SCIENCES, INC. and SUNSHINE PRODUCTS, INC., who being by me duly sworn did depose and say that he is an authorized officer of each said corporation, that the said instrument was signed on behalf of each said corporation as authorized by its respective Board of Directors and that he acknowledged said instrument to be the free act and deed of each said corporation.

Notary Public

SCHEDULE I
to
ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
TRADEMARK REGISTRATIONS

Trademarks held by Derma Sciences, Inc.

Trademarks	Registration Number (Serial Number)
BANDNET	1,749,795
SYSTEM FOUR	76/254,603
GLEN-SLEEVE	1,878,551
HIP-ARMOR	76/421,807
PRIMER FLEX	78/455,097
SURGIGRIP	1,661,598
SURGITUBE	403,088
PRIMER	1,793,363
SURGILAST	1,619,706
UNNA-PAK	1,557,791

SCHEDULE II
to
ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
COPYRIGHT REGISTRATIONS

N/A

SCHEDULE III
to
ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
PATENT REGISTRATIONS

N/A